UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39908	98-1571453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 44th Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(917) 907-4618

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	GMBTU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	GMBT	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GMBTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 22, 2021, Queen’s Gambit Growth Capital (the “Company”) completed its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units that were issued pursuant to the underwriters’ exercise of their over-allotment option in full. Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Class A Ordinary Share”), and one-third of one redeemable warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

On January 22, 2021, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 5,933,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to Queen’s Gambit Holdings LLC.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $339,288,000, including $9,996,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of January 22, 2021 of the Company reflecting receipt of the proceeds upon the closing of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of January 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

By:	/s/ Victoria Grace
Name:	Victoria Grace
Title:	Chief Executive Officer

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